EXHIBIT 24.1

                                C. R. BARD, INC.
                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of debt securities of the Company ("Debt Securities"), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 or any Form relating to the sale of such Debt Securities, to be filed with the Securities and Exchange Commission with respect to such Debt Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the 12th day of June, 1996.


                                        /s/ William C. Bopp
                                ______________________________________________
                                Name:   William C. Bopp
                                Title:  Executive Vice President and
                                        Chief Financial Officer and Director
                                        (Principal Financial Officer)


                                        /s/ Charles P. Grom
                                ______________________________________________
                                Name:   Charles P. Grom
                                Title:  Vice President and Controller
                                        (Principal Accounting Officer)


                                        /s/ Benson F. Smith
                                ______________________________________________
                                Name:   Benson F. Smith
                                Title:  President and Chief Operating Officer
                                        and Director


                                        /s/ Joseph F. Abely, Jr.
                                ______________________________________________
                                Name:   Joseph F. Abely, Jr.
                                Title:  Director


                                        /s/ William T. Butler, M.D.
                                ______________________________________________
                                Name:   William T. Butler, M.D.
                                Title:  Director


                                        /s/ Raymond B. Carey, Jr.
                                ______________________________________________
                                Name:   Raymond B. Carey, Jr.
                                Title:  Director

                                        /s/ Daniel A. Cronin, Jr.
                                ______________________________________________
                                Name:   Daniel A. Cronin, Jr.
                                Title:  Director


                                        /s/ T. Kevin Dunnigan
                                ______________________________________________
                                Name:   T. Kevin Dunnigan
                                Title:  Director


                                        /s/ Regina E. Herzlinger
                                ______________________________________________
                                Name:   Regina E. Herzlinger
                                Title:  Director


                                        /s/ Robert P. Luciano
                                ______________________________________________
                                Name:   Robert P. Luciano
                                Title:  Director


                                        /s/ Robert H. McCaffrey
                                ______________________________________________
                                Name:   Robert H. McCaffrey
                                Title:  Director